UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023 (January 25, 2023)

BlueRiver Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39961	98-1577027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West Nottingham Drive, Suite 400 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 832 3305

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of a redeemable Warrant to acquire one Class A ordinary share	BLUA.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	BLUA	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BLUA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 25, 2023, BlueRiver Acquisition Corp. (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) announcing the Company’s entry into one or more Non-Redemption Agreements in connection with the Company’s Special Meeting to approve an extension of time for the Company to consummate an initial business combination from February 2, 2023 to August 2, 2023. Item 9.01 of the Original Report included a form of the Non-Redemption Agreements. The Company subsequently updated the form of Non-Redemption Agreement. Accordingly, this Amendment No. 1 to the Original Report is filed solely to amend and restate Item 9.01 of the Original Form 8-K with the updated form of Non-Redemption Agreement and include the qualifications described below in this amended Current Report on Form 8-K.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated January 13, 2023 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Proposal. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Okapi Partners, at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, Toll-Free (855) 208-8903 or (212) 297-0720, Email: info@okapipartners.com.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueRiver Acquisition Corp.

By:	/s/ John Gregg
Name:	John Gregg
Title:	Co-Chief Executive Officer

Dated: January 31, 2023